    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2000.
                                                 REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ---------------------

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------

                             A. H. BELO CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                    DELAWARE                                        75-0135890
        (State or Other Jurisdiction of                          (I.R.S. Employer
         Incorporation or Organization)                       Identification Number)

                P. O. BOX 655237
                 DALLAS, TEXAS                                        75265
    (Address of Principal Executive Offices)                        (Zip Code)

                             ---------------------

                     BELO 2000 EXECUTIVE COMPENSATION PLAN
                            (Full Title of the Plan)
                             ---------------------

                                    GUY KERR
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                             A. H. BELO CORPORATION
                                P. O. BOX 655237
                              DALLAS, TEXAS 75265
                    (Name and Address of Agent for Service)

                                 (214) 977-6606
         (Telephone Number, Including Area Code, of Agent for Service)
                             ---------------------

                                    Copy to:

                                  VAN M. JOLAS
                            LOCKE LIDDELL & SAPP LLP
                          2200 ROSS AVENUE, SUITE 2200
                              DALLAS, TEXAS 75201
                                 (214) 740-8000
                             ---------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                             PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
                                                            OFFERING PRICE PER       AGGREGATE OFFERING
    TITLE OF SECURITIES                                                                                      REGISTRATION
     TO BE REGISTERED
                             AMOUNT TO BE REGISTERED(1)          SHARE(2)                 PRICE(2)              FEE(2)
----------------------------------------------------------------------------------------------------------------------------
Series A Common Stock,
  $1.67 par value(1).......       An aggregate of
---------------------------
Series B Common Stock,           20,000,000 shares               $18.09375              $180,937,500            $47,768
  $1.67 par value(1).......
----------------------------------------------------------------------------------------------------------------------------
Preferred Share Purchase
  Rights...................             (3)                         (3)                     (3)                   (3)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Shares of Series A Common Stock and Series B Common Stock are identical except that Series B shares are entitled to ten votes per share on all matters submitted to shareholders while Series A shares are entitled to one vote per share. Transferability of the Series B shares is limited to family members and affiliated entities of the holder. Series B shares are convertible at any time on a one-for-one basis into Series A shares, and upon a transfer other than as described above Series B shares automatically convert into Series A shares. The amount registered includes up to 10,000,000 shares of Series A Common Stock reserved for issuance solely upon conversion of the Series B shares registered hereby.

(2) Estimated solely for the purpose of calculating the registration fee. This fee was calculated pursuant to Rule 457(h) and (i) under the Securities Act of 1933, as amended, on the basis of the average of the high and low prices for the Series A Common Stock on the New York Stock Exchange on July 28, 2000.

(3) There are hereby registered Preferred Share Purchase Rights ("Rights"), which Rights (i) are related to shares of Series A Common Stock in the ratio of one Right to one share, (ii) are not evidenced by separate certificates and (iii) may not be transferred except upon transfer of the related shares of Series A Common Stock. The value attributable to the Rights is reflected in the market value of the related shares of Series A Common Stock, and, therefore, the inclusion of the Rights does not increase the proposed maximum offering price under this Registration Statement. Consequently, no additional registration fee is payable for the registration of the Rights.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1. PLAN INFORMATION.

     The information specified by Item 1 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended, and the introductory note to Part I of Form S-8.

ITEM 2. REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

     The information specified by Item 2 of Part I of Form S-8 is omitted from this filing in accordance with the provisions of Rule 428 under the Securities Act of 1933, as amended, and the introductory note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The documents set forth below are hereby incorporated by reference in this Registration Statement. All documents subsequently filed by A. H. Belo Corporation (the "Company") pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters the securities offered hereby then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof commencing on the respective dates on which such documents are filed. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Registration Statement shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference in this Registration Statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as such statement is so modified or superceded.

          (1) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "1999 Form 10-K").

          (2) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2000.

          (3) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the Annual Report referred to in (1) above.

          (4) The description of the Company's Series A Common Stock and Series B Common Stock contained in the Company's Form 8-B Registration Statement dated August 10, 1987 and filed with the Securities and Exchange Commission (the "Commission"), and all amendments thereto and reports which have been filed with Commission for the purpose of updating such description, including, without limitation, the 1999 Form 10-K.

ITEM 4. DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Members of the law firm of Locke Liddell & Sapp LLP, other than attorneys involved in the preparation of this Registration Statement, own or have an indirect interest in Common Stock of the Company the fair market value of which exceeds $50,000.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     As permitted by the Delaware General Corporation Law, the Company's Certificate of Incorporation, as amended, contains a provision eliminating the monetary liability of a director for breach of fiduciary duty, subject to certain exceptions. The provision does not eliminate a director's liability for
(i) breaches of the director's duty of loyalty to the Company or its shareholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) any transaction from which the director derived an improper personal benefit. Furthermore, the provision does not limit equitable remedies, such as an injunction or rescission for breach of a director's fiduciary duty of care.

     The Delaware General Corporation Law permits, and in some cases requires, a corporation to indemnify directors and officers who are or have been a party or are threatened to be made a party to litigation against certain expenses, judgments, fines, settlements, and other amounts under certain circumstances.

     Article XI of the Company's Amended and Restated Bylaws provides for indemnification of and advancement of expenses to directors, officers, employees, and agents to the fullest extent authorized or permitted by the Delaware General Corporation Law. The Amended and Restated Bylaws also provide specific authorization for the Company to purchase officers' and directors' liability insurance.

     The Company has in force an officers' and directors' liability insurance policy insuring, up to specified amounts and with specified exceptions, directors and officers and former directors and officers of the Company and its subsidiaries against damages, judgments, settlements and costs for which they are not indemnified by the Company that any such persons may become legally obligated to pay on account of claims made against them for any error, misstatement or misleading statement, act or omission, or neglect or breach of duty committed, attempted or allegedly committed or attempted by such persons in the discharge of their duties to the Company in their capacities as directors or officers, or any matter claimed against them solely by reason of their serving in such capacities. The officers' and directors' liability insurance policy also insures the Company, up to specified amounts and with specified exceptions, against any indemnification payments made by the Company to directors and officers and former directors and officers.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8. EXHIBITS.

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.1            -- Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the 1999 Form 10-K).
          4.2            -- Certificate of Correction of Certificate of Incorporation
                            dated May 13, 1987 (incorporated by reference to Exhibit
                            3.2 to the 1999 Form 10-K).
          4.3            -- Certificate of Designation of Series A Junior
                            Participating Preferred Stock of the Company dated April
                            16, 1987 (incorporated by reference to Exhibit 3.3 to the
                            1999 Form 10-K).
          4.4            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 4, 1988 (incorporated by
                            reference to Exhibit 3.4 to the 1999 Form 10-K).
          4.5            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 3, 1995 (incorporated by
                            reference to Exhibit 3.5 to the 1999 Form 10-K).
          4.6            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 15, 1998 (incorporated by
                            reference to Exhibit 3.6 to the Company's Quarterly
                            Report on Form 10-Q for the quarterly period ended June
                            30, 1998).
          4.7            -- Amended Certificate of Designation of Series A Junior
                            Participating Preferred Stock of the Company dated May 4,
                            1988 (incorporated by reference to Exhibit 3.7 to the
                            1999 Form 10-K).
          4.8            -- Certificate of Designation of Series B Common Stock of
                            the Company dated May 4, 1988 (incorporated by reference
                            to Exhibit 3.8 to the 1999 Form 10-K).
          4.9            -- Amended and Restated Bylaws of the Company, effective
                            February 10, 2000 (incorporated by reference to Exhibit
                            3.9 to the 1999 Form 10-K).
          4.10           -- Specimen Form of Certificate representing shares of the
                            Company's Series A Common Stock (incorporated by
                            reference to Exhibit 4.2 to the Company's Annual Report
                            on Form 10-K dated March 18, 1998 (the "1997 Form
                            10-K")).

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.11           -- Specimen Form of Certificate representing shares of the
                            Company's Series B Common Stock (incorporated by
                            reference to Exhibit 4.3 to the 1997 Form 10-K).
          4.12           -- Amended and Restated Form of Rights Agreement as of
                            February 28, 1996 between the Company and Chemical Mellon
                            Shareholder Services, L.L.C., a New York banking
                            corporation (incorporated by reference to Exhibit 4.4 to
                            the 1999 Form 10-K).
          4.13           -- Supplement No. 1 to Amended and Restated Rights Agreement
                            between the Company and The First National Bank of Boston
                            dated as of November 11, 1996 (incorporated by reference
                            to Exhibit 4.5 to the Company's Quarterly Report on Form
                            10-Q for the quarterly period ended September 30, 1996).
          4.14           -- Instruments defining rights of debt securities:
                         (1) Indenture dated as of June 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee (incorporated by
                             reference to Exhibit 4.6(1) to the Company's Quarterly
                             Report on Form 10-Q for the quarterly period ended June
                             30, 1997 (the "2nd Quarter 1997 Form 10-Q"))
                         (2) (a) $200 million 6 7/8% Senior Note due 2002
                             (incorporated by reference to Exhibit 4.6(2)(a) to the
                             2nd Quarter 1997 Form 10-Q)
                             (b) $50 million 6 7/8% Senior Note due 2002 (incorporated by reference to Exhibit 4.6(2)(b) to the 2nd Quarter 1997
                             Form 10-Q)
                         (3) (a) $200 million 7 1/8% Senior Note due 2007
                             (incorporated by reference to Exhibit 4.6(3)(a) to the
                             2nd Quarter 1997 Form 10-Q)
                         (b) $100 million 7 1/8% Senior Note due 2007 (incorporated by reference to Exhibit 4.6(3)(b) to the 2nd Quarter 1997
                             Form 10-Q)
                         (4) $200 million 7 3/4% Senior Debenture due 2027
                             (incorporated by reference to Exhibit 4.6(4) to the 2nd
                             Quarter 1997 Form 10-Q)
                         (5) Officer's Certificate dated June 13, 1997 establishing terms of debt securities pursuant to Section 3.1 of the
                             Indenture (incorporated by reference to Exhibit 4.6(5)
                             to the 2nd Quarter 1997 Form 10-Q)
                         (6) (a) $200 million 7 1/4% Senior Debenture due 2027
                             (incorporated by reference to Exhibit 4.6(6)(a) to the
                             Company's Quarterly Report on Form 10-Q for the
                             quarterly period ended September 30, 1997 (the "3rd
                             Quarter 1997 Form 10-Q"))
                         (b) $50 million 7 1/4% Senior Debenture due 2027
                             (incorporated by reference to Exhibit 4.6(6)(b) to the
                             3rd Quarter 1997 Form 10-Q)
                         (7) Officer's Certificate dated September 26, 1997
                             establishing terms of debt securities pursuant to Section
                             3.1 of the Indenture (incorporated by reference to
                             Exhibit 4.6(7) to the 3rd Quarter 1997 Form 10-Q)
          4.15           -- Belo 2000 Executive Compensation Plan.
          5.1            -- Opinion of Locke Liddell & Sapp LLP.
         23.1            -- Consent of Ernst & Young LLP.
         23.2            -- Consent of Locke Liddell & Sapp LLP (included in opinion filed as Exhibit 5.1).
         24              -- Power of Attorney (included on the signature page of this
                            Registration Statement).

ITEM 9. UNDERTAKINGS.

     (a) The Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Act");

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

        provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or
        Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Act, each filing of the Company's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (5) Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert W. Decherd, Michael J. McCarthy and Guy Kerr, each of them or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to execute in the name and on behalf of such person, in any and all capacities, any or all amendments (including post-effective amendments) to this Registration Statement now or hereafter filed by or on behalf of A. H. Belo Corporation (the "Company") covering securities issued or issuable under or in connection with the Company's 2000 Executive Compensation Plan (as now or hereafter amended) and to file the same, with all exhibits thereto, and other documents required in connection therewith, with the Securities and Exchange Commission and any state or other securities authority, granting unto said attorneys-in-fact and agents, and each of them or any of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them or any one of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 28th day of July, 2000.

                                            A. H. BELO CORPORATION

                                            By: /s/ GUY KERR
                                              -----------------------
                                                     Guy Kerr
                                              Senior Vice President,
                                                General Counsel and
                                                      Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                      TITLE                        DATE
                      ---------                                      -----                        ----

                /s/ ROBERT W. DECHERD                  Chairman of the Board, President      July 28, 2000
-----------------------------------------------------    and Chief Executive Officer
                  Robert W. Decherd

                /s/ WARD L. HUEY, JR.                  Vice Chairman of the Board and        July 28, 2000
-----------------------------------------------------    President/Broadcast Division
                  Ward L. Huey, Jr.

                  /s/ BURL OSBORNE                     Director, President/Publishing        July 28, 2000
-----------------------------------------------------    Division and Publisher/The
                    Burl Osborne                         Dallas Morning News

              /s/ JOHN W. BASSETT, JR.                 Director                              July 28, 2000
-----------------------------------------------------
                John W. Bassett, Jr.

              /s/ HENRY P. BECTON, JR.                 Director                              July 28, 2000
-----------------------------------------------------
                Henry P. Becton, Jr.

         /s/ JUDITH L. CRAVEN, M.D., M.P.H.            Director                              July 28, 2000
-----------------------------------------------------
           Judith L. Craven, M.D., M.P.H.

                 /s/ ROGER A. ENRICO                   Director                              July 28, 2000
-----------------------------------------------------
                   Roger A. Enrico

                /s/ STEPHEN HAMBLETT                   Director                              July 28, 2000
-----------------------------------------------------
                  Stephen Hamblett

                /s/ DEALEY D. HERNDON                  Director                              July 28, 2000
-----------------------------------------------------
                  Dealey D. Herndon

               /s/ LAURENCE E. HIRSCH                  Director                              July 28, 2000
-----------------------------------------------------
                 Laurence E. Hirsch

              /s/ ARTURO MADRID, Ph.D.                 Director                              July 28, 2000
-----------------------------------------------------
                Arturo Madrid, Ph.D.

                /s/ HUGH G. ROBINSON                   Director                              July 28, 2000
-----------------------------------------------------
                  Hugh G. Robinson

               /s/ WILLIAM T. SOLOMON                  Director                              July 28, 2000
-----------------------------------------------------
                 William T. Solomon

              /s/ J. MCDONALD WILLIAMS                 Director                              July 28, 2000
-----------------------------------------------------
                J. McDonald Williams

                 /s/ DUNIA A. SHIVE                    Senior Vice President/Chief           July 28, 2000
-----------------------------------------------------    Financial Officer
                   Dunia A. Shive

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.1            -- Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the 1999 Form 10-K).
          4.2            -- Certificate of Correction of Certificate of Incorporation
                            dated May 13, 1987 (incorporated by reference to Exhibit
                            3.2 to the 1999 Form 10-K).
          4.3            -- Certificate of Designation of Series A Junior
                            Participating Preferred Stock of the Company dated April
                            16, 1987 (incorporated by reference to Exhibit 3.3 to the
                            1999 Form 10-K).
          4.4            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 4, 1988 (incorporated by
                            reference to Exhibit 3.4 to the 1999 Form 10-K).
          4.5            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 3, 1995 (incorporated by
                            reference to Exhibit 3.5 to the 1999 Form 10-K).
          4.6            -- Certificate of Amendment of Certificate of Incorporation
                            of the Company dated May 15, 1998 (incorporated by
                            reference to Exhibit 3.6 to the Company's Quarterly
                            Report on Form 10-Q for the quarterly period ended June
                            30, 1998).
          4.7            -- Amended Certificate of Designation of Series A Junior
                            Participating Preferred Stock of the Company dated May 4,
                            1988 (incorporated by reference to Exhibit 3.7 to the
                            1999 Form 10-K).
          4.8            -- Certificate of Designation of Series B Common Stock of
                            the Company dated May 4, 1988 (incorporated by reference
                            to Exhibit 3.8 to the 1999 Form 10-K).
          4.9            -- Amended and Restated Bylaws of the Company, effective
                            February 10, 2000 (incorporated by reference to Exhibit
                            3.9 to the 1999 Form 10-K).
          4.10           -- Specimen Form of Certificate representing shares of the
                            Company's Series A Common Stock (incorporated by
                            reference to Exhibit 4.2 to the Company's Annual Report
                            on Form 10-K dated March 18, 1998 (the "1997 Form
                            10-K")).
          4.11           -- Specimen Form of Certificate representing shares of the
                            Company's Series B Common Stock (incorporated by
                            reference to Exhibit 4.3 to the 1997 Form 10-K).
          4.12           -- Amended and Restated Form of Rights Agreement as of
                            February 28, 1996 between the Company and Chemical Mellon
                            Shareholder Services, L.L.C., a New York banking
                            corporation (incorporated by reference to Exhibit 4.4 to
                            the 1999 Form 10-K).
          4.13           -- Supplement No. 1 to Amended and Restated Rights Agreement
                            between the Company and The First National Bank of Boston
                            dated as of November 11, 1996 (incorporated by reference
                            to Exhibit 4.5 to the Company's Quarterly Report on Form
                            10-Q for the quarterly period ended September 30, 1996).

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
          4.14           -- Instruments defining rights of debt securities:
                         (1) Indenture dated as of June 1, 1997 between the Company and The Chase Manhattan Bank, as Trustee (incorporated by
                             reference to Exhibit 4.6(1) to the Company's Quarterly
                             Report on Form 10-Q for the quarterly period ended June
                             30, 1997 (the "2nd Quarter 1997 Form 10-Q"))
                         (2) (a) $200 million 6 7/8% Senior Note due 2002
                            (incorporated by reference to Exhibit 4.6(2)(a) to the
                                 2nd Quarter 1997 Form 10-Q)
                         (b) $50 million 6 7/8% Senior Note due 2002 (incorporated by reference to Exhibit 4.6(2)(b) to the 2nd Quarter 1997
                             Form 10-Q)
                         (3) (a) $200 million 7 1/8% Senior Note due 2007
                            (incorporated by reference to Exhibit 4.6(3)(a) to the
                                 2nd Quarter 1997 Form 10-Q)
                         (b) $100 million 7 1/8% Senior Note due 2007 (incorporated by reference to Exhibit 4.6(3)(b) to the 2nd Quarter 1997
                             Form 10-Q)
                         (4) $200 million 7 3/4% Senior Debenture due 2027
                            (incorporated by reference to Exhibit 4.6(4) to the 2nd
                             Quarter 1997 Form 10-Q)
                         (5) Officer's Certificate dated June 13, 1997 establishing terms of debt securities pursuant to Section 3.1 of the
                             Indenture (incorporated by reference to Exhibit 4.6(5)
                             to the 2nd Quarter 1997 Form 10-Q)
                         (6) (a) $200 million 7 1/4% Senior Debenture due 2027
                            (incorporated by reference to Exhibit 4.6(6)(a) to the
                                 Company's Quarterly Report on Form 10-Q for the
                                 quarterly period ended September 30, 1997 (the "3rd
                                 Quarter 1997 Form 10-Q"))
                         (b) $50 million 7 1/4% Senior Debenture due 2027
                            (incorporated by reference to Exhibit 4.6(6)(b) to the
                             3rd Quarter 1997 Form 10-Q)
                         (7) Officer's Certificate dated September 26, 1997
                            establishing terms of debt securities pursuant to Section
                             3.1 of the Indenture (incorporated by reference to
                             Exhibit 4.6(7) to the 3rd Quarter 1997 Form 10-Q)
          4.15           -- Belo 2000 Executive Compensation Plan.
          5.1            -- Opinion of Locke Liddell & Sapp LLP.
         23.1            -- Consent of Ernst & Young LLP.
         23.2            -- Consent of Locke Liddell & Sapp LLP (included in opinion filed as Exhibit 5.1).
         24              -- Power of Attorney (included on the signature page of this
                            Registration Statement).